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                                                                    EXHIBIT 21.1

                          SUBSIDIARIES OF THE COMPANY

                                     JURISDICTION OF
              NAME                    INCORPORATION
---------------------------------    ----------------
American Communication Services      Delaware
  of Columbia, Inc.
American Communication Services      Delaware
  of Fort Worth, Inc.
American Communication Services      Delaware
  of Greenville, Inc.
American Communication Services      Delaware
  of Little Rock, Inc.
American Communication Services      Delaware
  of Louisville, Inc.
American Communication Services      Delaware
  of Albuquerque, Inc.
American Communication Services      Delaware
  of Charleston, Inc.
American Communication Services      Delaware
  of Chattanooga, Inc.
American Communication Services      Delaware
  of El Paso, Inc.
American Communication Services      Delaware
  of Lexington, Inc.
American Communication Services      Delaware
  of Pima County, Inc.
American Communication Services      Delaware
  of Birmingham, Inc.
American Communication Services      Delaware
  of Mobile, Inc.
ACSI Advanced Data Services, Inc.    Maryland
American Communication Services      Maryland
  of Irving, Inc.
American Communication Services      Maryland
  of Montgomery, Inc.
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
                                     JURISDICTION OF
              NAME                    INCORPORATION
---------------------------------    ----------------
American Communication Services      Maryland
  of Amarillo, Inc.
American Communication Services      Maryland
  of Baton Rouge, Inc.
American Communication Services      Maryland
  of Jackson, Inc.
American Communication Services      Maryland
  of Spartanburg, Inc.
American Communication Services      Maryland
  of Columbus, Inc.
American Communication Services      Maryland
  of Las Vegas, Inc.
American Communication Services      Maryland
  of Maryland, Inc.
American Communication Services      Maryland
  of Corpus Christi, Inc.
American Communication Services      Maryland
  of Colorado Springs, Inc.
American Communication Services      Maryland
  of Kansas City, Inc.
American Communication Services      Maryland
  of Chattanooga, Inc.
American Communication Services      Maryland
  of Austin, Inc.
American Communication Services      Maryland
  of Dallas, Inc.
American Communication Services      Maryland
  of Jacksonville, Inc.
American Communication Services      Maryland
  of Knoxville, Inc.
American Communication Services      Maryland
  of New Orleans, Inc.
American Communication Services      Maryland
  of Rio Rancho, Inc.
American Communication Services      Maryland
  of Roanoke, Inc.
American Communication Services      Maryland
  of Savannah, Inc.
American Communication Services      Maryland
  of Shreveport, Inc.
American Communication Services      Maryland
  of Tampa, Inc.
American Communication Services      Maryland
  of Tulsa, Inc.
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